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                          SUPPLEMENT DATED MAY 1, 1997
                                       TO
                     PORTFOLIO DIRECTOR 2 SEPARATE ACCOUNT A
                         FOR SERIES 2.1-2.11 PROSPECTUS
                               DATED MAY 1, 1997
                                      FOR
                        GEORGIA OPTIONAL RETIREMENT PLAN


The Prospectus is hereby amended by the addition of the following section under "VARIABLE ACCOUNT OPTIONS":

     RESTRICTIONS ON AVAILABILITY OF FUNDS

     Pursuant to the requirements of the Georgia Optional Retirement Plan, the AGSPC Science & Technology Fund and American Century-Twentieth Century Ultra Investors Fund are not available as investment vehicles. You may consult directly with American Century about the availability of their Funds.